As filed with the Securities and Exchange Commission on February 22, 2008

Registration No. 333-___

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM S-8

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

TETRA TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	74-2148293
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Address of Principal Executive Offices) (Zip Code)

TETRA TECHNOLOGIES, INC.

401(k) RETIREMENT PLAN

(Full title of the plan)

Bass C. Wallace, Jr.

General Counsel

25025 Interstate 45 North, Suite 600

The Woodlands, Texas 77380

(Name and address of agent for service)

(281) 367-1983

(Telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [ X ] Accelerated filer [  ] Non-accelerated filer [  ] Smaller reporting company [  ]

(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of securities to be registered(1)	Amount to be registered (2)	Proposed maximum offering price per share (3)	Proposed maximum aggregate offering price (3)	Amount of registration fee
Common Stock, par value $0.01 per share (4)	400,000 shares	$18.50	$7,400,000	$290.82

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered and sold pursuant to the employee benefit plan described herein.

(2) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, the number of shares of common stock registered herein includes an indeterminate number of additional shares that may be issued with respect to the securities registered hereunder by reason of stock dividends, spin-offs, extraordinary dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, reorganizations or similar transactions.

(3) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) and (h) under the Securities Act of 1933, as amended, and based upon the average of the high and low sales prices of the Registrant’s common stock on The New York Stock Exchange on February 21, 2008.

(4) Includes the preferred stock purchase rights (as adjusted and as subject to further adjustment upon certain events) associated with the common stock.

EXPLANATORY NOTE

This Registration Statement on Form S-8 is filed by TETRA Technologies, Inc. (the “Company” or the “Registrant”) pursuant to General Instruction E to Form S-8. Registration Statement No. 33 41337 (the “1991 Registration Statement”) previously registered 50,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) issuable under the TETRA Technologies, Inc. 401(k) Retirement Plan (the “401(k) Plan”), and Registration Statement No. 333 4284 (the “1996 Registration Statement”) previously registered an additional 100,000 shares of Common Stock issuable under the 401(k) Plan, in each case together with an indeterminate amount of interests in the 401(k) Plan. This Registration Statement is being filed to register an additional 400,000 shares of Common Stock that may be issued under the 401(k) Plan and includes an indeterminate amount of interests in the 401(k) Plan.

This Registration Statement relates to securities of the same class as those to which the 1991 Registration Statement and the 1996 Registration Statement (collectively, the “Prior Registration Statements”) relate, and is submitted in accordance with General Instruction E to Form S-8 regarding Registration of Additional Securities. Pursuant to General Instruction E of Form S-8, the contents of the Prior Registration Statements are, except as otherwise set forth in this Registration Statement, incorporated herein by reference.

PART II

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, which have been previously filed with the Securities and Exchange Commission (the “SEC”) by the Company or the 401(k) Plan, as specified, are incorporated herein by reference into the Registration Statement:

(a) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the SEC on March 1, 2007 (File No. 001-13455);

(b) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, filed by the Company with the SEC on May 10, 2007 (File No. 001-13455);

(c) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, filed by the Company with the SEC on August 9, 2007 (File No. 001-13455);

(d) The Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007, filed by the Company with the SEC on November 9, 2007 (File No. 001-13455);

(e) The Company’s Current Reports on Form 8-K as filed by the Company with the SEC on January 10, 2007; May 8, 2007; August 8, 2007; November 6, 2007; January 14, 2008; and February 6, 2008 (File No. 001-13455);

(f) The description of the Common Stock contained in the Company’s Registration Statement on Form 8-A filed with the SEC on October 7, 1997 (File No. 001-13455), including any amendments and reports filed for the purpose of updating such description;

(g) The description of the Company’s Series One Junior Participating Preferred Stock contained in the Company’s Registration Statement on Form 8-A (File No. 01-13455) filed with the SEC on October 28, 1998, including any subsequent amendments or reports filed for the purpose of updating such description; and

(h) The 401(k) Plan’s Annual Report on Form 11-K for the fiscal year ended December 31, 2006 filed June 22, 2007 (File No. 001-13456).

All documents filed by the Company or the 401(k) Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

Any statement contained in a document incorporated or deemed incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is incorporated or deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Registration Statement.

Item 8. EXHIBITS

The following exhibits have been filed as part of this Registration Statement and are specifically incorporated by reference:

Exhibit No.	Description
4.1

Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

4.2

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

4.3

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed on March 15, 2004 (SEC File No. 001-13455)).

4.4

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

4.5

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

4.6	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
4.7

Certificate of Designation of Series One Junior Participating Preferred Stock of the Company, dated October 27, 1998 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

4.8

Rights Agreement, dated as of October 26, 1998, between the Company and Harris Trust and Savings Bank (predecessor to Computershare Investor Services LLC), as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

4.9	Specimen Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 filed on February 23, 1990 (SEC File No. 33-33586)).

Exhibit No.	Description
4.10

Form of Certificate of Designation for the Preferred Stock (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

4.11	Specimen Preferred Stock Certificate of the Company (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).
5.1*

Opinion letter, dated February 27, 2002, issued by the Internal Revenue Service to T Rowe Price Trust Co., the prototype plan sponsor of the form of plan document used for the TETRA Technologies, Inc. 401(k) Retirement Plan, as amended and restated.

23.1*	Consent of Ernst & Young LLP.
23.2*	Consent of Ryder Scott Company, L.P.
24.1*	Powers of Attorney (included on signature page).
99.1*	TETRA Technologies, Inc. 401(k) Retirement Plan, as amended and restated.

* Filed herewith.

SIGNATURES

The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on this 22nd day of February, 2008.

TETRA TECHNOLOGIES, INC.

By: /s/Geoffrey M. Hertel

Name: Geoffrey M. Hertel

Title: President & Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of the registrant hereby constitutes and appoints Geoffrey M. Hertel and Bass C. Wallace, Jr., and each of them severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any and all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or his substitute or substitutes, may lawfully do or cause to be done.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates stated.

Name and Signature	Title	Date

/s/Geoffrey M. Hertel	President, Chief Executive Officer and Director	February 22, 2008
Geoffrey M. Hertel	(Principal Executive Officer)

/s/Joseph M. Abell, III	Senior Vice President and Chief Financial Officer	February 22, 2008
Joseph M. Abell, III	(Principal Financial Officer)

/s/Ben C. Chambers	Vice President – Accounting	February 22, 2008
Ben C. Chambers	(Principal Accounting Officer)

/s/Ralph S. Cunningham	Chairman of the Board of Directors and Director	February 22, 2008
Ralph S. Cunningham

	Director	February 22, 2008
Hoyt Ammidon, Jr.

/s/Paul D. Coombs	Director	February 22, 2008
Paul D. Coombs

/s/Tom H. Delimitros	Director	February 22, 2008
Tom H. Delimitros

/s/Allen T. McInnes	Director	February 22, 2008
Allen T. McInnes

/s/Kenneth P. Mitchell	Director	February 22, 2008
Kenneth P. Mitchell

/s/William D. Sullivan	Director	February 22, 2008
William D. Sullivan

/s/Kenneth E. White, Jr.	Director	February 22, 2008
Kenneth E. White, Jr.

SIGNATURES

The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of The Woodlands, State of Texas, on this 22nd day of February, 2008.

TETRA TECHNOLOGIES, INC.

401(k) RETIREMENT PLAN

By: /s/Geoffrey M. Hertel

Name: Geoffrey M. Hertel

Title: President & Chief Executive Officer

TETRA Technologies, Inc.

EXHIBIT INDEX

Exhibit No.	Description
4.1

Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

4.2

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 filed on December 27, 1995 (SEC File No. 33-80881)).

4.3

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 3.1(ii) to the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed on March 15, 2004 (SEC File No. 001-13455)).

4.4

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.4 to the Company's Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

4.5

Certificate of Amendment of Restated Certificate of Incorporation of TETRA Technologies, Inc (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).

4.6	Amended and Restated Bylaws of TETRA Technologies, Inc. (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form S-8 filed on May 4, 2006 (SEC File No. 333-133790)).
4.7

Certificate of Designation of Series One Junior Participating Preferred Stock of the Company, dated October 27, 1998 (incorporated by reference to Exhibit 2 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

4.8

Rights Agreement, dated as of October 26, 1998, between the Company and Harris Trust and Savings Bank (predecessor to Computershare Investor Services LLC), as Rights Agent (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A filed on October 28, 1998 (SEC File No. 001-13455)).

4.9	Specimen Common Stock Certificate of the Company (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-1 filed on February 23, 1990 (SEC File No. 33-33586)).
4.10

Form of Certificate of Designation for the Preferred Stock (incorporated by reference to Exhibit 4.9 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).

4.11	Specimen Preferred Stock Certificate of the Company (incorporated by reference to Exhibit 4.10 to the Company’s Registration Statement on Form S-4 filed on May 25, 2004 (SEC File No. 333-115859)).
5.1*

Opinion letter, dated February 27, 2002, issued by the Internal Revenue Service to T Rowe Price Trust Co., the prototype plan sponsor of the form of plan document used for the TETRA Technologies, Inc. 401(k) Retirement Plan, as amended and restated.

23.1*	Consent of Ernst & Young LLP.
23.2*	Consent of Ryder Scott Company, L.P.
24.1*	Powers of Attorney (included on signature page).
99.1*	TETRA Technologies, Inc. 401(k) Retirement Plan, as amended and restated.

* Filed herewith.